UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

ENDOCARDIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota		55108
(Address of principal executive offices)		(Zip Code)

(651) 523-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Endocardial Solutions, Inc.’s announcement regarding earnings results for the third quarter ended September 30, 2004, as presented in a press release of October 21, 2004.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Because of a technical issue relating to participation in an unfunded pension plan that could potentially have impacted the independence of Ernst & Young LLP as the company’s independent auditor, on October 20, 2004, Richard Nigon resigned as a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release Dated October 21, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 22, 2004

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ J. Robert Paulson, Jr.
	Name:	J. Robert Paulson, Jr.
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated October 21, 2004